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                                   EXHIBIT 10

                                 AMENDMENT NO. 2
                                       TO
                            1995 EMPLOYMENT AGREEMENT
                                     BETWEEN
                                CYTRX CORPORATION
                                       AND
                                 JACK J. LUCHESE

         This Amendment No. 2 ("Amendment") to Employment Agreement is made and executed this 1st day of August, 1997, by and between CYTRX CORPORATION ("CytRx" or the "Company"), a Delaware corporation having its principal place of business at 154 Technology Parkway, Technology Park/Atlanta, Norcross, Georgia 30092, and JACK J. LUCHESE ("Mr. Luchese") who currently resides at 3030 Castle Pines Drive, Duluth, Georgia 30136.

         WHEREAS, the Company and Mr. Luchese have heretofore entered into an amended and restated Employment Agreement, dated as of March 7, 1995, as amended on April 16, 1997 (as amended, the "1995 Agreement");

         WHEREAS, the Compensation Committee of the Board of Directors of the Company approved an extension of the 1995 Agreement to December 31, 1999;

         WHEREAS, the Company and Mr. Luchese desire to modify the 1995 Agreement to extend the term thereof;

         NOW, THEREFORE, in consideration of the mutual covenants and promises made in this Amendment, the parties do hereby agree as follows:

1. Paragraph 2 of the 1995 Agreement be and hereby is deleted in its entirety and the following is substituted therefor:

         "2. Term and Renewal. The term of Mr. Luchese's employment hereunder will be for a period commencing on January 1, 1995, and continuing until December 31, 1998 (the "Expiration Date"), unless Mr. Luchese's employment is terminated by either party pursuant to Paragraph 7 of this Agreement."

2. Effect of Amendment. All provisions of the 1995 Agreement not modified by the provisions of this Amendment shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal on the day and year first above written.



                                       /s/ Jack J. Luchese
                                       ---------------------
                                       Jack J. Luchese



Attest:                                CYTRX CORPORATION:

                                       /s/ William B. Fleck
--------------------                   -----------------------
Corporate Secretary                    By:    William B. Fleck
(CORPORATE SEAL)                       Title: Vice President - Human Resources

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